Leases	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Leases
Note 12 Leases
In June 2018, the Company entered into a lease agreement for a single general office space in Los Angeles, California. The initial term of the lease was nine months with a five-year extension option at the discretion of the lessee. Monthly rent was approximately $0.001 million, subject to an annual escalation of 3%. In November 2021, the Company and lessor agreed to terminate the lease agreement.
In November 2018, the Company entered into a sublease agreement with PCJW Properties LLC (“PCJW”), controlled by Company’s founders (including the Company’s current CEO), for general office space next to the aforementioned leased property in Los Angeles, California. The lease term is five years subject to early termination by either party. Under the terms of the sublease, monthly rent is approximately $0.005 million, subject to an annual escalation of 4%.
In January 2019, the Company entered into a lease agreement with PCJW for office space located in Los Angeles, California. The lease term is seven years, beginning January 1, 2019 and ending December 31, 2025. Monthly rent is approximately $0.019 million, subject to an annual escalation of 5%.
In September 2019, the Company entered into a sublease for general office space in West Hollywood, California. The lease term was two years subject to early termination by either party. Under the terms of the lease, monthly rent was approximately $0.01 million, subject to an annual escalation of 3%. In December 2019, the Company entered into a lease amendment to increase the leased office space in exchange for monthly rent of approximately $0.023 million. The amendment also extended the lease term to October 31, 2021, and increased the annual escalation to 3.5%.
In May 2020, the Company entered into a sublease with Whalerock for general office space in West Hollywood, California. Under the terms of the sublease, the lease term is approximately
18-months
and the monthly rent is approximately $0.14 million. The Company began utilizing the office space in June 2021.
All leases were classified as operating and operating lease expenses are presented within Other operating expenses in the consolidated statements of operations. The Company does not have any finance leases or sublease arrangements where the Company is the sublessor. The Company’s leasing activities are as follows (in thousands):

	For the Year Ended December 31,
	2021	2020
Operating lease cost	$1,424	$546
Short-term lease cost	4	—
Variable lease cost	—	—

Total lease cost	$1,428	$546

Other information:
Cash paid for operating leases	$1,347	$534
Right-of-use assets obtained in exchange for new operating lease liability	$2,514	$—
Weighted-average remaining lease term - operating lease	2.07	4.19
Weighted-average discount rate - operating lease	10%	10%
The future minimum lease payments as of December 31, 2021, were as follows (in thousands):

Year	Third-Party Commitment	Related-Party Commitment	Total
2022	$1,770	$335	$2,105
2023	148	339	487
2024	—	295	295
2025	—	309	309
Thereafter	—	—	—

Total minimum lease payments	$1,918	$1,278	$3,196

Less: imputed interest	(92)	(214)	(306)

Total lease liabilities	$1,826	$1,064	$2,890